CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Federated National Holding Company (the "Company") for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Jordan, Chief Financial Officer of the Company, certify that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald Jordan
Ronald Jordan

March 13, 2018

The foregoing certification is made solely for the purpose of 18 U. S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.